UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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PRIMUS KNOWLEDGE SOLUTIONS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 30, 2004

Dear Shareholder:

You are cordially invited to attend the 2004 Annual Meeting of Shareholders of Primus Knowledge Solutions, Inc., which will be held on June 2, 2004, at 8:30 a.m., local time, at the Westlake Center Office Tower, 1601 Fifth Avenue, 5th Floor Conference Room, in Seattle, Washington.

At the annual meeting, you will be asked to re-elect one director, Promod Haque, to the Primus Board of Directors. Janice Peters, whose term was to expire at our 2004 meeting, resigned in November 2003. The Board has not yet selected a candidate to replace Ms. Peters.

THE PRIMUS BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF PROMOD HAQUE FOR DIRECTOR.

You should read carefully the accompanying Notice of Annual Meeting of Shareholders and the proxy statement for additional information.

Whether or not you plan to attend the annual meeting, please mark, sign and date the enclosed proxy card and return it promptly in the enclosed postage-prepaid envelope. Your shares will be voted in accordance with the instructions you give in your proxy. If you attend the annual meeting, you may vote in person if you wish, even if you previously returned your proxy card. Your prompt cooperation is greatly appreciated.

Sincerely,

Michael A. Brochu

President, Chief Executive Officer and Chairman of the Board

This document is being first mailed to shareholders on or about April 30, 2004.

PRIMUS KNOWLEDGE SOLUTIONS, INC.

1601 Fifth Avenue, Suite 1900

Seattle, Washington 98101

NOTICE OF THE 2004 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 2, 2004

To the Shareholders of Primus Knowledge Solutions, Inc.:

We will hold the 2004 Annual Meeting of Shareholders of Primus Knowledge Solutions, Inc. (“Annual Meeting”) on June 2, 2004, at 8:30 a.m., local time, at the Westlake Center Office Tower, 1601 Fifth Avenue, 5th Floor Conference Room, in Seattle, Washington, for the following purposes:

1.	To elect Promod Haque director to hold office until the 2007 Annual Meeting of Shareholders or until his successor is elected and qualified; and

2.	To transact such other business as may properly come before the annual meeting or any adjournments or postponements of the Annual Meeting.

These items of business are more fully described in the proxy statement accompanying this notice. The Board of Directors has fixed the close of business on April 2, 2004, as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the Annual Meeting. Only shareholders of record on the record date are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournments or postponements.

The director elected will be the candidate receiving the greatest number of votes cast, in person or by proxy, at the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting. However, to assure your representation at the Annual Meeting, we ask that as promptly as possible you mark, sign, date, and return the enclosed proxy card in the postage prepaid envelope enclosed for that purpose. Your stock will be voted in accordance with the instructions you give in your proxy. Your proxy may be revoked at any time before it is voted by signing and returning a proxy bearing a later date for the same shares, by filing with the Secretary of Primus a written revocation bearing a later date or by attending and voting in person at the annual meeting.

By Order of the Board of Directors

David M. Williamson

Executive Vice President, Business Affairs, General Counsel and Secretary

Seattle, Washington

April 30, 2004

PRIMUS KNOWLEDGE SOLUTIONS, INC.

PROXY STATEMENT

This proxy statement is being furnished to holders of shares of common stock, par value $.025 per share, of Primus Knowledge Solutions, Inc., a Washington corporation (“Primus” or the “Company”), in connection with the solicitation of proxies by Primus’ Board of Directors for use at the 2004 Annual Meeting of Shareholders and at any adjournments or postponements of the Annual Meeting. The Annual Meeting will be held on June 2, 2004, at 8:30 a.m., local time, at the Westlake Center Office Tower, 1601 Fifth Avenue, 5th Floor Conference Room, in Seattle Washington. The approximate date of the mailing of this proxy statement and the accompanying proxy is April 30, 2004.

Matters to Be Considered at the Annual Meeting

At the Annual Meeting, shareholders of record of Primus as of the close of business on April 2, 2004 will consider and vote on:

(1)	the re-election of Promod Haque as director to Primus’ Board of Directors, such director to hold office until the 2007 Annual Meeting of Shareholders or until his successor is elected and qualified; and

(2)	such other business as may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

The Board recommends that Primus’ shareholders vote “FOR” election of the nominee for director.

Record Date; Shares Entitled to Vote; Vote Required

Only the shareholders of record at the close of business on the record date, April 2, 2004, are entitled to notice of and to vote at the Annual Meeting. Primus has one class of voting securities outstanding that is designated as common stock, and each share of common stock is entitled to one vote. On April 2, 2004, there were 23,697,535 shares of common stock outstanding held of record by approximately 251 shareholders.

Holders of a majority of the outstanding shares of our common stock, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The director elected at the Annual Meeting will be the candidate receiving the greatest number of votes cast by the holders of shares of common stock present, in person or by proxy, at the Annual Meeting. Holders of shares of common stock are not entitled to cumulate votes in the election of directors. As of the record date, directors and executive officers of Primus and their affiliates may be deemed to be the beneficial owners of approximately 19.7% of the outstanding shares of common stock. Each of our directors and executive officers plans to vote or direct the vote of all shares of common stock over which he or she has voting control in favor of the election of the nominees for director.

Abstention and broker nonvotes will have no effect on the election of directors since they will not represent votes cast at the Annual Meeting for the purpose of voting on that proposal.

Proposals by Primus Shareholders

Shareholder proposals intended to be presented at the Annual Meeting must have been received by us not later than January 12, 2004 for inclusion in the proxy materials for the Annual Meeting. We are not aware of any matters to be voted on at the Annual Meeting except those listed on the accompanying notice of Annual Meeting of shareholders. The accompanying proxy gives discretionary authority to the persons named to vote the shares in their best judgment if any other matters are properly brought before the Annual Meeting.

Proxies

Shares of common stock represented by properly executed proxies received at or before the Annual Meeting that have not been revoked will be voted at the Annual Meeting in accordance with the instructions contained in the proxy. Shares of common stock represented by properly executed proxies for which no instruction is given will be voted “FOR” the election of the nominee for director. We request that as promptly as possible you mark, sign, date and return promptly the enclosed proxy card in the postage-prepaid envelope provided for this purpose, to ensure that your shares are voted. Your stock will be voted in accordance with the instructions you give in your proxy. Your proxy may be revoked at any time before it is voted by signing and returning a proxy bearing a later date for the same shares, by filing with the Secretary of Primus a written revocation bearing a later date or by attending and voting in person at the Annual Meeting.

If the Annual Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Annual Meeting all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Annual Meeting, except for any proxies that have at that time effectively been revoked or withdrawn, notwithstanding that they may have been effectively voted on the same or any other matter at a previous meeting.

Proxy Solicitation

The proxy accompanying this proxy statement is solicited by our Board of Directors. We will bear the cost of soliciting proxies. Officers, directors, and regular supervisory executive employees of Primus may solicit proxies; none of these solicitors will receive any additional compensation for their services but some may be reimbursed for out-of-pocket expenses they incur. We have retained The Altman Group, Inc., Lyndhurst, New Jersey, to aid in the solicitation of proxies at an estimated cost of $5,000. Solicitation of proxies may be made personally or by mail, telephone, facsimile, messenger or otherwise. Brokerage firms, fiduciaries and other custodians who forward soliciting material to the beneficial owners of shares of common stock held of record by them will be reimbursed for the reasonable expenses they incur in forwarding the material.

BOARD OF DIRECTORS, COMMITTEES AND CORPORATE GOVERNANCE

In accordance with our Second Restated Bylaws, as amended, the Board of Directors is composed of seven directors, divided into three classes that are staggered such that the shareholders elect approximately one-third of the directors each year. At present our Board consists of six directors with one vacancy, resulting from the resignation of Janice Peters on November 3, 2003. On January 30, 2004, the Board established a Nominating Committee. To date, no replacement director has been nominated. The bylaws provide that at this Annual Meeting, the term of office of the remaining Class 1 director, Promod Haque, expires. Every director elected to the Board will serve for a term of three years or until such time as his or her successor is elected and qualified. If a director resigns from the Board before the expiration of his or her term, however, the director elected or appointed to fill the resulting vacancy may be designated to a class such that he or she initially must be elected to a shorter term. Promod Haque has been nominated for re-election to the Board for a three-year term that will expire after the annual meeting in 2007. We intend to cast votes in accordance with the accompanying proxy for the election of these nominees unless contrary instructions are received. If any nominee should become unavailable for any reason, we intend to cast votes for a substitute nominee designated by the Board. The Board has no reason to believe that Mr. Haque will be unable to serve if elected.

NOMINEE

Name and Age	Term Expiration Date	Director Since
Promod Haque, age 55	2007 Annual Meeting	1996

Mr. Haque has served as one of our directors since February 1996. Mr. Haque has been employed in various capacities by Norwest Venture Partners, a venture capital firm, since November 1990. Mr. Haque is currently Managing Partner of Norwest Venture Partners VII and Norwest Venture Partners VIII and General Partner of Norwest Venture Partners VI, Norwest Equity Partners V and Norwest Equity Partners IV. Mr. Haque is a member of the board of directors of Extreme Networks, Inc., Redback Networks, Inc., and SPSS, Inc. Mr. Haque holds an M.S. and a Ph.D. in electrical engineering and an M.M. from Northwestern University and a B.S. in electrical engineering from the University of New Delhi, India.

CONTINUING DIRECTORS

Name and Age	Term Expiration Date	Director Since
Antonio M. Audino, age 45	2005 Annual Meeting	1995

Mr. Audino has served as one of our directors since April 1995. Since September 1996, Mr. Audino has been founder and managing director of Voyager Capital, a venture capital firm. Mr. Audino holds a B.S. B.A. from Creighton University.

Name and Age	Term Expiration Date	Director Since
Michael A. Brochu, age 50	2006 Annual Meeting	1997

Mr. Brochu has served as one of our directors, as Chairman of the Board, and as our President and Chief Executive Officer since November 1997. Mr. Brochu was President and Chief Operating Officer of Sierra On-Line, Inc., an interactive software publisher, from June 1994 until October 1997. Mr. Brochu received his B.B.A. in accounting and finance from the University of Texas at El Paso.

Name and Age	Term Expiration Date	Director Since
Yasuki Matsumoto, age 50	2005 Annual Meeting	1994

Mr. Matsumoto has served as one of our directors since October 1994. Since March 1997, Mr. Matsumoto has been the President and Chief Executive Officer of Trans Cosmos USA, Inc., an information technology venture capital investment firm. Trans Cosmos USA, Inc. is a wholly owned subsidiary of Trans Cosmos, Inc. Entities affiliated with Trans Cosmos, Inc. own approximately 10% of our outstanding common stock. Mr. Matsumoto holds an M.S. in computer engineering from Portland State University.

Name and Age	Term Expiration Date	Director Since
John A. Moga, age 66	2006 Annual Meeting	2003

Mr. Moga presently develops new business for Hitachi Consulting, a subsidiary of Hitachi Data Systems. From July 1999 until July 2002, he was a consultant to Andersen’s Northwest practice. Prior to that, he was the Managing Partner for Andersen in the Northwest for thirteen years. Mr. Moga holds a Bachelor of Science degree from Seattle University.

Name and Age	Term Expiration Date	Director Since
Daniel C. Regis, age 64	2006 Annual Meeting	2003

Mr. Regis has served as one of our directors since April 2003, having been appointed by the Board to fill Fredric Harman’s former directorship position. Mr. Regis presently serves as a Managing Director of Digital Partners, a mid-sized venture capital fund specializing in Northwest emerging technology companies. From 1996 to 1999, he was with Kirlan Venture Capital Inc. where he served as Managing Partner of venture funds with a similar focus. Prior to 1996, Mr. Regis was the Managing Partner of Price Waterhouse LLP in Seattle, WA and previously for the Northwest and Portland, OR. Mr. Regis is a member of the board of directors of Cray, Inc. Mr. Regis holds a Bachelor of Commercial Science from Seattle University with a major in accounting and a minor in philosophy.

Director Compensation

Members of our Board of Directors did not receive any fee for their services as directors in 2002. Commencing with the second quarter of 2003, directors (other than Mr. Brochu) received a quarterly retainer fee of $3,000. Any board meetings attended in excess of four (4) per year results in an additional $500 fee per additional meeting attended. Committee members receive a fee of $500 per committee meeting attended, with the chair of the Audit Committee receiving a $1,000 fee per committee meeting attended. Directors are eligible to participate in our 1999 Stock Incentive Compensation Plan, which was adopted by our Board of Directors and our shareholders in April 1999. New directors generally receive an initial stock option grant of 50,000 shares and all continuing, non-employee directors receive an annual grant of 12,500 option shares. As new directors in 2003, Mr. Regis and Mr. Moga each received an initial grant of 50,000 shares. Each of the continuing directors, excluding Mr. Brochu, received 12,500 option shares in 2003.

Board Independence and Corporate Governance

With the exception of Michael Brochu, who serves as our President and Chief Executive Officer, all of our other current directors are “independent” as defined by NASDAQ. The independent directors regularly have the opportunity to meet without Mr. Brochu in attendance. No family relationship exists among any of our directors or executive officers. No arrangement or understanding exists between any director or executive officer and any other person pursuant to which any director was selected as a director or executive officer of Primus. Primus does not have a specific policy regarding director attendance at the annual shareholder meeting; however, all directors are encouraged to attend if available. Mr. Brochu was present at last year’s annual meeting.

Committees of the Board and Meetings

During the last fiscal year there were ten meetings of the Board of Directors. Antonio Audino, Michael Brochu, Promod Haque, Fredric Harman (who resigned in February 2003), Daniel Regis (who joined the Board in April 2003), John Moga (who joined the Board in June 2003) and Janice Peters (who resigned in November 2003) each attended at least 75% of all board and committee meetings of which they were a member. Yasuki Matsumoto attended 70% of all board meetings. John Connors, whose term on the Board expired on June 18, 2003, did not attend any board or committee meetings in 2003.

The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee. The current charters of the Audit and Nominating Committees are available on the Primus internet site, www.primus.com/corporategovernance. Also posted at that site is a description of the process for shareholders to send communications to the Board of Directors.

The purpose of the Audit Committee is to oversee Primus’ accounting and financial reporting processes and the audits of its financial statements. The Audit Committee is directly responsible for, among other things, the appointment, compensation, retention and oversight of Primus’ independent auditor. A copy of the charter of the Audit Committee, which specifies the other responsibilities and powers of the committee, is attached as Appendix A to this Proxy Statement.

The Audit Committee is currently composed of Daniel Regis, Promod Haque and John Moga. Fredric Harman, who resigned in February 2003, and John Connors, whose term expired in June 2003, were members of the Audit Committee until their service on the Board ended during 2003. All of the members of the Audit Committee during the past fiscal year were, and all of the current members are, independent in accordance with applicable rules promulgated by the Securities and Exchange Commission (the “SEC”) and NASDAQ listing standards. Each former and current member is able to read and understand fundamental financial statements, including Primus’ balance sheet, income statement and cash flow statement. The Board of Directors has determined that Mr. Regis is an “audit committee financial expert” as defined in Section 401(h) of Regulation S-K promulgated by the SEC under the Exchange Act. During the last fiscal year, there were four meetings of the Audit Committee.

The Compensation Committee, currently composed of Antonio Audino and Promod Haque (who replaced Janice Peters after her resignation from the Board of Directors on November 3, 2003), reviews and approves the compensation and benefits for our executive officers and makes recommendations to the Board of Directors regarding compensation and benefits matters. Each of the Compensation Committee members is independent in accordance with applicable NASDAQ listing standards. During the last fiscal year, there were three meetings of the Compensation Committee.

The Nominating Committee was established on January 30, 2004. The Nominating Committee, currently composed of Antonio Audino, Promod Haque and John Moga, identifies and recommends individuals to be presented to the Company’s shareholders for election or re-election to the Company’s Board. All the members of the Nominating Committee are independent in accordance with applicable NASDAQ listing standards.

Director Nominations and Qualifications

In addition to considering Director candidates recommended by Nominating Committee members, other Board members and Primus management, the Nominating Committee will consider candidates recommended by Primus shareholders. The Board will not, however, generally consider self-nominations by shareholders.

A Primus shareholder who wishes to recommend a prospective nominee for the Board must notify the Company’s Corporate Secretary or any member of the Nominating Committee (though correspondence in care of the Corporate Secretary at the Company’s headquarters) in writing with relevant supporting material including confirmation that the nominee consents to being a nominee to the Board. Any shareholder recommended nominee must be available to complete a director questionnaire (including such information regarding the nominated person that would be required in a proxy statement filed pursuant to the SEC’s proxy rules if the person had been nominated for election by the Board of Directors), meet with the Nominating Committee and provide other relevant background information requested by the Nominating Committee, such as information regarding the shareholder making the nomination, including name, address, and number of shares of Primus that are beneficially owned by the shareholder, a representation that the shareholder is entitled to vote at the meeting at which directors will be elected, and that the shareholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice and a description of any arrangements or understandings between the shareholder and such nominee and any other persons (including their names), pursuant to which the nomination is made.

Any shareholder recommendation must be made at least 120 days prior to the annual meeting of shareholders and must meet the timing and other requirements of the Primus bylaws in order to bring such business before an annual shareholder meeting, as well as any legal and regulatory requirements that must be met in order to have a shareholder proposal included in Primus’ proxy statement.

The Chairman of the Board, other directors and executive officers may also recommend director nominees to the Nominating Committee. The committee will evaluate nominees recommended by shareholders against the same criteria that it uses to evaluate other nominees. These criteria include the candidate’s general understanding of finance, enterprise software and services sales and marketing and other disciplines relevant to the success of an enterprise software company in today’s business environment; understanding of Primus’ business, and educational and professional experience, as well as other factors that are listed in the Nominating Committee charter, which is posted on the Company’s internet site, www.primus.com/corporategovernance. The committee has not in the past retained any third party to assist it in identifying candidates.

REPORT OF THE AUDIT COMMITTEE

The members of the Audit Committee are independent as that term is defined in Rule 4200 (a) (15) of the National Association of Securities Dealers listing standards. On January 30, 2004, the Audit Committee of the Board of Directors adopted an amended and restated written Audit Committee Charter, included with this Annual Meeting Proxy at Appendix A.

The members of the Audit Committee are independent in accordance with applicable rules promulgated by the SEC and NASDAQ listing standards. Each member is able to read and understand fundamental financial statements, including Primus’ balance sheet, income statement and cash flow statement. The Board of Directors has determined that Mr. Regis is an “audit committee financial expert” as defined in Section 401(h) of Regulation S-K promulgated by the SEC under the Exchange Act.

The Audit Committee has reviewed and discussed the audited financial statements for fiscal 2003 with Primus management. Additionally, the Audit Committee has discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from the independent accountants required by the Independence Standards Board Standard No. 1 and has discussed with the independent accountants the independent accountants’ independence. Based on the discussions and reviews noted above, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for fiscal year 2003 filed with the SEC.

Audit Committee

Daniel Regis

Promod Haque

John Moga

INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee of the Board has selected KPMG LLP to serve as independent public accountants. Representatives from KPMG LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions from shareholders.

SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

Under the Commission’s proxy rules, shareholder proposals that meet certain conditions may be included in our proxy statement and form of proxy for a particular annual meeting. Shareholders that intend to present a proposal at our 2005 Annual Meeting must give notice of the proposal to Primus no later than December 30, 2004 to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. In addition, if we receive notice of a shareholder proposal after December 30, 2004, the persons named as proxies in the proxy statement for the 2004 Annual Meeting will have discretionary voting authority to vote on such proposal at the 2005 Annual Meeting. Shareholders that intend to present a proposal that will not be included in the proxy statement and form of proxy must give notice of the proposal to us no fewer than 90 or more than 120 days prior to the one-year anniversary date of the 2004 Annual Meeting. Our receipt of any such proposal from a qualified shareholder in a timely manner will not guarantee its inclusion in our proxy materials or its presentation at the 2005 Annual Meeting because there are other requirements in the proxy rules.

OTHER BUSINESS

The Board does not intend to present any business at the annual meeting other than as set forth in the accompanying Notice of Annual Meeting of Shareholders, and has no present knowledge that any others intend to present business at the annual meeting. If, however, other matters requiring the vote of the shareholders properly come before the annual meeting or any adjournment or postponement of the annual meeting, the persons named in the accompanying form of proxy will have discretionary authority to vote the proxies held by them in accordance with their judgment as to such matters.

ANNUAL REPORT AND FORM 10-K

Copies of our 2003 Annual Report to Shareholders and Annual Report on Form 10-K are being mailed with this proxy statement to each shareholder of record. Shareholders not receiving a copy of such Annual Report or Form 10-K may obtain one without charge by writing Investor Relations, Primus Knowledge Solutions, Inc., 1601 Fifth Avenue, Suite 1900, Seattle, Washington 98101. We also make available free of charge on our website at www.primus.com our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after they are filed electronically with the SEC.

Appendix A

Primus Knowledge Solutions, Inc.

Audit Committee Charter

As Amended and Restated: January 2004

I.	Audit Committee Purpose

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities of the financial management, independent auditors and financial reporting procedures of Primus. The Audit Committee’s primary duties and responsibilities are to:

•	Oversee and monitor the integrity of Primus’ financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

•	Be directly responsible for the appointment, compensation and oversight of Primus’ independent auditors, including monitoring the independence and performance of Primus’ independent auditors.

•	Provide an avenue of communication among the independent auditors, management, and the Board of Directors, acknowledging that Primus’ independent auditors must report numerous matters directly to the Audit Committee.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at Primus’ expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

Primus’ management is responsible for preparing Primus’ financial statements and the independent auditors are responsible for auditing and reviewing those financial statements. The Audit Committee is responsible for overseeing the conduct of these activities by Primus’ management and the independent auditors. The financial management and the independent auditors of Primus have more time, knowledge and more detailed information on Primus than do Audit Committee members. Consequently, in carrying out its oversight responsibilities, the Audit Committee is not providing any expert or special assurance as to Primus’ financial statements or any professional certification as to the independent auditors’ work.

II.	Audit Committee Composition and Meetings

Audit Committee members shall meet the requirements of the Nasdaq Exchange and the Sarbanes-Oxley Act of 2002 (along with the rules and regulations promulgated thereunder). The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent, nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Audit Committee shall, at the time required by applicable law, rule, regulation and/or the Nasdaq Exchange, be a “financial expert,” as defined by applicable laws, regulations, rules and the Nasdaq Exchange.

Audit Committee members shall be appointed by the Board on recommendation of the Nominating Committee. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Audit Committee membership.

The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair (or his or her designee) shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee should meet privately in executive session at least annually with management, the independent auditors, and as a committee to discuss any matters that the Audit Committee or each of these groups believes should be discussed. In addition, the Audit Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review Primus’ financial statements and significant findings based upon the auditors’ limited review procedures.

III.	Audit Committee Responsibilities and Duties

Review Procedures

1.	Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

2.	Review Primus’ annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments. Based on this review and discussion with management and the independent auditors, the Audit Committee will advise the Board of Directors whether it recommends that the audited financial statements be included in the Annual Report on Form 10-K.

3.	In consultation with the management, and the independent auditors, consider the integrity of Primus’ financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors together with management’s responses. The Audit Committee will review changes in Primus’ accounting policies and practices and significant judgments that may affect the financial results, the nature of any unusual or significant commitments or contingent liabilities together with the underlying assumptions and estimates of management, and the effect of changes on accounting standards that may materially affect Primus’ financial reporting practices.

4.	Review with financial management and the independent auditors Primus’ quarterly financial results prior to the release of earnings and/or Primus’ quarterly financial statements prior to filing or distribution. Discuss any significant changes to Primus’ accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9). The Chair (or his or her designee) of the Audit Committee may represent the entire Audit Committee for purposes of this review.

Independent Auditors

5.	The independent auditors are accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

6.	Approve the fees and other significant compensation to be paid to the independent auditors.

7.	On an annual basis, the Audit Committee will review and discuss with the independent auditors all significant relationships they have with Primus that could impair the auditors’ independence. The Audit Committee will receive from the independent auditors annually, a formal written statement delineating the relationships between the auditors and Primus consistent with Independence Standards Board Standard Number 1. The Audit Committee will further discuss with the independent auditors the scope of any such disclosed relationships and their impact or potential impact on the independent auditors’ independence and objectivity. The Audit Committee will then recommend, if necessary, that the Board take appropriate action in response to the independent auditors’ report to satisfy itself of the auditors’ independence.

8.	Review the independent auditors audit plan—discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

9.	Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

10.	Consider the independent auditors’ judgements about the quality and appropriateness of Primus’ accounting principles as applied in its financial reporting. To that end, the Audit Committee will review the independent auditors’ report relating to reportable conditions in the internal control structure and financial reporting practices.

11.	Discuss and receive information from the independent auditors as is required to be delivered and considered by the Audit Committee by applicable laws, regulations, accounting standards and promulgations and the Nasdaq Exchange.

12.	Set hiring policies for employees or former employees of the independent auditors.

13.	Review with the independent auditors any difficulties the auditors encountered in the course of audit work, including restrictions on the scope of work or access to requested information, and any significant disagreements with management.

Other Audit Committee Responsibilities

14.	Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in Primus’ annual proxy statement.

15.	On at least an annual basis, review with Primus’ counsel, any legal matters that could have a significant impact on the organization’s financial statements, Primus’ compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

16.	Perform any other activities consistent with this Charter, Primus’ bylaws, and governing law, as the Committee or the Board deems necessary or appropriate.

17.	Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

18.	As and when required by applicable law and regulation, establish and maintain procedures for receiving and reviewing accounting, legal compliance and ethics related complaints and concerns by Primus employees. This will include reviewing and monitoring, as appropriate, results of compliance programs, including the Primus Standards of Business Conduct.

19.	Consider and approve/ratify all related party transactions where one party through its exercise of control or significant influence over another party prevents that other party from separately pursuing its own interest.

20.	Review and monitor, as appropriate, Primus’ process for the completion of the CEO and CFO SEC certification requirements.

PRIMUS KNOWLEDGE SOLUTIONS, INC.

This Proxy is solicited by the Primus Board of Directors for the Annual Meeting of Shareholders to be held on June 2, 2004

The undersigned hereby appoint(s) Michael A. Brochu and Ronald M. Stevens, and each of them, as proxies, with full power of substitution, to represent and vote as designated all shares of common stock of Primus Knowledge Solutions, Inc. held of record by the undersigned on April 2, 2004 at the Annual Meeting of Shareholders of Primus to be held at the Westlake Center Office Tower, 5th Floor Conference Room, 1601 Fifth Avenue, Seattle, Washington, at 8:30 a.m. on June 2, 2004, with authority to vote upon the matters listed below and with discretionary authority as to any matters that may properly come before the meeting or any adjournment or postponement thereof.

IMPORTANT–PLEASE DATE AND SIGN ON THE OTHER SIDE

Address Change/Comments (Mark the corresponding box on the reverse side)

? FOLD AND DETACH HERE ?

You can now access your PRIMUS KNOWLEDGE SOLUTIONS, INC account online.

Access your Primus Knowledge Solutions, Inc. shareholder/stockholder account online via Investor ServiceDirect® (ISD).

Mellon Investor Services LLC, Transfer Agent for Primus Knowledge Solutions, Inc. now makes it easy and convenient to get current information on your shareholder account.

• View account status • View payment history for dividends • View certificate history • Make address changes

• View book-entry information • Obtain a duplicate 1099 tax form • Establish/change your PIN

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Please Mark Here for Address Change or Comments SEE REVERSE SIDE

ELECTION OF DIRECTORS: Nominee: 01. Promod Haque

FOR the Nominee WITHHOLD AUTHORITY to vote for the Nominee

WITHHOLD for the following only: (write the name of the nominee in the space below)

Unless otherwise directed, all votes will be apportioned equally among the persons for whom authority is given to vote.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER IN THE SPACE PROVIDED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR THE NOMINEE” LISTED IN THIS PROXY.

The Board of Directors recommends a vote “FOR the Nominee” listed in this Proxy.

I plan to attend the annual meeting.

Signature(s)             Signature(s)             Date

Please sign exactly as your name appears hereon. Attorneys, trustees, executors and other fiduciaries acting in a representative capacity should sign their names and give their titles. An authorized person should sign on behalf of corporations, partnerships, associations, etc. and give his or her title. If your shares are held by two or more persons, each person must sign. Receipt of the notice of meeting and proxy statement is hereby acknowledged.

FOLD AND DETACH HERE